SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: April 13, 2001

                            Ursus Telecom Corporation
                           --------------------------
                           (Exact Name of Registrant)

                                     Florida
                            ------------------------
                            (State of Incorporation)

       333-46197                                        65-0398306
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(Commission File Number)                    (I.R.S. Employer Identification No.)



440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida           33325
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (954) 846-7887
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              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 3.           Bankruptcy or Receivership.

         On April 6, 2001, Ursus Telecom Corporation and one of its wholly-owned subsidiaries, Access Authority, Inc. (collectively "Ursus"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code 101 U.S.C. Sec. 101 et seq. in the United States Bankruptcy Court for the Southern District of Florida, Broward County, in an action styled In re:Ursus Telecom Corporation, Case No. 01-22462-BKC-RBR and In re: Access Authority, Inc., Case No. 01-022463-BKC-RBR. Ursus is acting as a debtor in possession; no trustee has been appointed.

         The full text of the press release dated April 6, 2001 announcing the filing of the voluntary petition for relief under Chapter 11 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.           Other Events.

         On April 6, 2001, the NASDAQ stock exchange temporarily halted trading of Ursus' common stock.

Item 7.           Exhibits

                  EXHIBIT NO.            DOCUMENT
                     99.1                Press release dated April 6, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             URSUS TELECOM CORPORATION


DATED: April 13, 2000                        By:      /s/ Luca M. Giussani
                                                --------------------------------
                                                      Luca M. Giussani
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.            DOCUMENT
-----------            --------
   99.1                Press release dated April 6, 2001.